SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549




FORM 8-K

CURRENT REPORT



Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report:  February 25, 1998



THE KROGER CO.
(Exact name of registrant as specified in its charter)


An Ohio Corporation                   No. 1-303           31-0345740
(State or other jurisdiction      (Commission File    (IRS Employer
of incorporation)                      Number)         Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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     Item 5.       Other Events

                   On July 17, 1996, The Kroger Co. filed
Registration Statement No. 333-06763 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, as amended by Amendment No. 1 filed on July 12, 1996, and Post-Effective Amendment No.
1 filed on July 17, 1996 (hereinafter, collectively referred to as the "Registration Statement". The Registration Statement provides for the issuance of Debt Securities in an aggregate amount of $744,226,000, and was declared effective on July 15, 1996. Pursuant to a Prospectus Supplement dated February 20, 1998, The Kroger Co. is issuing $200,000,000 of Debt Securities designated 6 3/8% Senior
Notes due 2008.

                   Filed as Exhibit 1.1 to the Registration
Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. In connection with the issuance of the 6 3/8% Senior Notes due 2008, the Registrant has executed a Pricing Agreement dated
February 20, 1998, among Registrant, J. P. Morgan Securites, Inc.,
Goldman, Sachs & Co., First Chicago Capital Markets, Inc., First
Union Capital Markets Corp, and CIBC Oppenheimer Corp., the form of which is incorporated herein by reference as Exhibit 1.1 hereof.

                   The form of indenture for the 6 3/8% Senior
Notes due 2008 was filed as Exhibit 4.2 of the Registration Statement.
The Third Supplemental Indenture dated as of February 25, 1998, between the Company and Star Bank, National Association, as Trustee, supplements the Indenture dated as of July 15, 1996, between the Company and Star Bank, National Association (successor trustee to Comerica
Bank), as Trustee, which originally was qualified as filed with the Registration Statement. The Second Supplemental Indenture is attached hereto as Exhibit 4.2.


     Item 7.       Financial Statements, Pro Forma Financial
Information and Exhibits

                   (c)  Exhibits:

                             1.1  Pricing Agreement dated
February 20, 1998, among Registrant, J. P. Morgan Securites, Inc., Goldman, Sachs & Co., First Chicago Capital Markets, Inc., First Union
Capital  Markets Corp, and CIBC Oppenheimer Corp.

4.2 Third Supplemental Indenture dated as of February 25, 1998, between the Company and Star Bank, National
Association, as Trustee, relating to the Company s 6 3/8% Senior Notes due
2008.

            SIGNATURE


                         Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                THE KROGER CO.


February 25, 1998                 By:  (Paul Heldman)
                                        Paul Heldman
                                        Senior Vice President,
                                            Secretary & General Counsel

        EXHIBIT INDEX



Exhibit No.                            Exhibit

        1.1             Pricing Agreement dated February 20,
1998, among Registrant, J. P. Morgan Securites, Inc., Goldman, Sachs & Co., First Chicago Capital Markets, Inc., First Union Capital Markets Corp, and CIBC Oppenheimer Corp.

        4.2             Third Supplemental Indenture dated as of
February 25, 1998, between the Company and Star Bank, National Association, as Trustee, relating to the Company's 6 3/8% Senior Notes due 2007.